SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                February 07, 2002
                                 Date of Report

                        (Date of Earliest Event Reported)

                          K-TRONIK INTERNATIONAL CORP.
             (Exact name of Registrant as Specified in its Charter)

                          290 Vincent Ave., Third Floor
                          Hackensack, New Jersey 07601
                    (Address of Principal Executive Offices)

                                 (201) 488-4600
                         (Registrant's Telephone Number)

                                LMC Capital Corp.
                          Suite 2602 - 1111 Beach Ave.
                          Vancouver, BC Canada V6E 1T9
                        (Former name and former address)


           Nevada                      000-31639                88-0436364
           ------                      ---------                ----------
  (State or other jurisdiction  (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)


ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not Applicable

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

As used in this current report, the terms "we", "us", "our", "our company", "the Company", "K-Tronik" and "the Registrant" mean, as the context requires, K-Tronik International Corp. and its wholly owned subsidiary, K-Tronik N.A. Inc. ("K-Tronik N.A."), a Nevada corporation, and its partially owned subsidiary, K-Tronik Asia Corp. ("K-Tronik Asia"), a Korean corporation in which K-Tronik N.A. Inc. holds an 86.66% interest.

(a)   Name change to K-Tronik International Corp.

The name of the Company has been changed to K-Tronik International Corp. from its former name, LMC Capital Corp. The name change, for which documents were filed with the State of Nevada's Secretary of State, was effective on January 14, 2002.

(b)   Acquisition of Dae Gyung Corp. cancelled:

The Company's planned acquisition of Dae Gyung Corp., first disclosed by way of the Company's report on Form 8K dated December 16, 2001 and discussed in the Company's report on Form 8K dated January 22, 2002 has been cancelled.

The Company discovered, after issuing shares to the sole shareholder of Dae Gyung Corp., T.W. Chung, that the Company's purchase of the shares of Dae Gyung Corp. could not be completed, as it was proposed to be completed, in Korea, the jurisdiction of incorporation of Dae Gyung Corp.

While the Company expects that it may pursue the acquisition of Dae Gyung Corp. in the future, it does not plan to do so immediately and those shares issued to T.W. Chung have been returned to treasury and cancelled with his written agreement. T.W. Chung has also resigned from the Board of Directors of the Company.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

   Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

   Not Applicable.

ITEM 5. OTHER EVENTS

   Not Applicable.

ITEM 6. RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS

T.W. Chung has resigned from the Board of Directors of the Company until such time as the Company decides to again pursue an acquisition of Dae Gyung Corp.

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ITEM 7. FINANCIAL STATEMENTS

   Not Applicable.

ITEM 8. CHANGE IN FISCAL YEAR

     The Company's fiscal year has been changed, as part of its acquisition of K-Tronik N.A. Inc. from December 31 to September 30 of each fiscal year. As a result, the next financial statements due on Form 10QSB will be dated December 31, 2001 and the next fiscal year end financial statements on annual report Form 10K will be dated September 30, 2002.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                K-TRONIK INTERNATIONAL CORP.



                                By:  /s/ Robert Kim
                                   ----------------------------------
                                   Robert Kim, Director and President

Dated: February 7, 2002

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